                                    CONSENTS

      I, David N. Deutsch, do hereby consent to the use of my name in the Registration Statement on Form SB-2 to be filed by Snowdance, Inc. on
January 2, 1998 in connection with the issuance of 1,500,000 shares of its Common Stock and any amendments thereto.
                                                   _____________________________
                                                   David N. Deutsch